EXHIBIT 11.(b)



                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the Capital Value Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Richard K. Bryant, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 2, 2004    By: /s/ Richard K. Bryant
                          ______________________________
                          Richard K. Bryant
                          Trustee, The Nottingham Investment Trust II
                          President and Principal Executive Officer, Capital Value Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.




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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the EARNEST Partners Fixed Income Trust (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Michael T. McRee, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  June 2, 2004     By:  /s/ Michael T. McRee
                             ___________________________
                             Michael T. McRee
                             President and Principal Executive Officer, EARNEST
                             Partners Fixed Income Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II on Form N-CSR for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Keith A. Lee, chief executive officer (or equivalent thereof) of the Brown Capital Management Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.


Date: June 9, 2004        By: /s/ Keith A. Lee
                              ___________________________
                              Keith A. Lee
                              Trustee, The Nottingham Investment Trust II
                              Vice President and Principal Executive Officer, Brown Capital Management Funds


     A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.






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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the WST Growth Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lawrence N. Smith, Jr., chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 7, 2004      By:  /s/ Lawrence N. Smith, Jr.
                             _________________________________
                             Lawrence N. Smith, Jr.
                             Principal Executive Officer, WST Growth Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.







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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of each of the funds of The Nottingham Investment Trust II (the "Funds") on Form N-CSR for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 7, 2004    By: /s/ C. Frank Watson III
                          ________________________________
                          C. Frank Watson III
                          Secretary, Treasurer and Principal Financial Officer, The Nottingham Investment Trust II


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.